Accrued Expenses and Other Current Liabilities (Tables)	12 Months Ended
Dec. 31, 2013
Payables and Accruals [Abstract]
Schedule of accrued expenses and other current liabilities
Accrued expenses and other current liabilities consisted of the following (in thousands):

	As of December 31,
	2012	2013
Accrued compensation and employee benefits	€1,176	€1,284
VAT payables	—	1,052
Due to social security	326	715
Withholding tax due	162	534
Other payables	64	99
Total	€1,728	€3,684